Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Petroteq Energy Inc. (the “Registrant”) on Form 10-Q for the period ended November 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, R. Gerald Bailey, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 19, 2022	By:	/s/ R.G. Bailey
R. Gerald Bailey
Interim Chief Executive Officer
(Principal Executive Officer)